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                                                                    EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the use in this Registration Statement on Form S-8 of Entrust Technologies Inc., of our report dated January 28, 2000 appearing in the Prospectus which is part of Registration Statement No. 333-95375 of Entrust Technologies Inc., and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP

Dallas, Texas
February 24, 2000